UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2014

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California  94612-1888
(Address of principal executive offices)   (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 23, 2014, The Clorox Company (the “Company”) issued a press release announcing two promotions.

Nikolaos Vlahos, 46, has been promoted to Executive Vice President & Chief Operating Officer – Household, Lifestyle and Core Global Functions. In this role, Mr. Vlahos will have responsibility for the Charcoal, Glad®, Cat Litter, Food, Brita® and Burt’s Bees® business operating units. He will also have responsibility for the Company’s Marketing, Sales, Product Supply and Research & Development functions. Mr. Vlahos has served as the Company’s Senior Vice President – Chief Customer Officer since March 2013. From March 2011 to February 2013, he served as Vice President – General Manager, Burt’s Bees®. He served as Vice President – General Manager, Laundry, Brita® and Green Works® from March 2009 to February 2011. Mr. Vlahos joined the Company in 1995 as a Chicago regional sales manager for Household Products and has held numerous roles within the Company’s sales and marketing organization over the years.

Dawn Willoughby, 45, has been promoted to Executive Vice President & Chief Operating Officer – Cleaning and International. In this role, Ms. Willoughby will be responsible for the Laundry, Home Care, International and Canada business operating units. Ms. Willoughby has served as the Company’s Senior Vice President – General Manager, Cleaning Division since January 2013. She served as Vice President – General Manager, Home Care from October 2012 to January 2013, and Vice President – General Manager, Glad® Products from January 2010 to October 2012. From July 2006 through January 2010, she served as Vice President – Sales Planning. Ms. Willoughby joined the Company in 2001 as a planning manager on a cross-functional team. Prior to joining the Company, she worked for The Procter & Gamble Company for nine years, where she held several positions in sales management in the Minneapolis, Denver and Los Angeles markets as well as Procter & Gamble’s food and beverage business.

In connection with the promotions of Mr. Vlahos and Ms. Willoughby, on September 22, 2014, the Management Development and Compensation Committee of the Board of Directors of the Company approved an increase in each of Mr. Vlahos’ and Ms. Willoughby’s base salary to $500,000 and an increase in their short term incentive targets from 60% to 80% of their salary effective as of September 23, 2014. Mr. Vlahos and Ms. Willoughby each were also granted stock options with an aggregate fair value of $125,000, which will vest over four years, and performance shares with an aggregate target fair value of $125,000 as of September 22, 2014.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release dated September 23, 2014 of The Clorox Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: September 23, 2014	By:	/s/ Laura Stein
Senior Vice President –
General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated September 23, 2014 of The Clorox Company